Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Gates Industrial Corporation plc, a company formed under the laws of England and Wales, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 11th day of February 2022.

BX GATES ML-1 HOLDCO LLC

By:	/s/ Gregory Perez
Name:	Gregory Perez
Title:	Authorized Signatory

BX GATES ML-2 HOLDCO LLC

By:	/s/ Gregory Perez
Name:	Gregory Perez
Title:	Authorized Signatory

BX GATES ML-3 HOLDCO LLC

By:	/s/ Gregory Perez
Name:	Gregory Perez
Title:	Authorized Signatory

BX GATES ML-4 HOLDCO LLC

By:	/s/ Gregory Perez
Name:	Gregory Perez
Title:	Authorized Signatory

BX GATES ML-5 HOLDCO LLC

By:	/s/ Gregory Perez
Name:	Gregory Perez
Title:	Authorized Signatory

BLACKSTONE CAPITAL PARTNERS (CAYMAN) VI L.P.
By: Blackstone Management Associates (Cayman) VI L.P., its general partner
By: BCP VI GP L.L.C., a general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BLACKSTONE GTS CO-INVEST L.P.
By: Blackstone Management Associates (Cayman) VI L.P., its general partner
By: BCP VI GP L.L.C., a general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) VI-ESC L.P.
By: BCP VI GP L.L.C., a general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BTO OMAHA HOLDINGS L.P.
By: BTO Omaha Manager L.L.C., its general partner
By: Blackstone Tactical Opportunities Management Associates (Cayman) L.P., its managing member
By: BTO GP L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

OMAHA AGGREGATOR (CAYMAN) L.P.
By: Blackstone Management Associates (Cayman) VI L.P., its general partner By: BCP VI GP L.L.C., a general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) VI L.P.
By: BCP VI GP L.L.C., a general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BCP VI GP L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BLACKSTONE LR ASSOCIATES (CAYMAN) VI LTD.
By: Blackstone Capital Partners Holdings Director L.L.C., its director

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BTO OMAHA MANAGER L.L.C.
By: Blackstone Tactical Opportunities Management Associates (Cayman) L.P., its managing member By: BTO GP L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BLACKSTONE TACTICAL OPPORTUNITIES MANAGEMENT ASSOCIATES (CAYMAN) L.P.
By: BTO GP L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BTO GP L.L.C.

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BLACKSTONE TACTICAL OPPORTUNITIES LR ASSOCIATES (CAYMAN) LTD.
By: Blackstone Capital Partners Holdings Director, L.L.C., its director

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Signatory

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE INC.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman